UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 20, 2018

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________________
Item 1.01 Entry into a Material Definitive Agreement

On March 20, 2018, General Nutrition Centers, Inc. (“GNC Nutrition”) entered into the First Amendment (the “First Amendment”) to its ABL Credit Agreement (the “Existing ABL Credit Agreement”).

The First Amendment amends Section 9.4(b) of the Existing ABL Credit Agreement to clarify that assignments of ABL FILO term loans do not require the consent of the letter of credit issuing banks or the swingline loan lender.

The First Amendment is effective as of March 20, 2018. Except as expressly amended by the First Amendment, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

A copy of the First Amendment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company's financial condition, results of operations and business that is not historical information. Forward-looking statements can be identified by the use of terminology such as "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "projects," "may," "will," "should," "can," the negatives thereof, variations thereon and similar expressions, or by discussions regarding dividend, share repurchase plan, strategy and outlook. While GNC believes there is a reasonable basis for its expectations and beliefs, they are inherently uncertain. The Company may not realize its expectations and its beliefs may not prove correct. Many factors could affect future performance and cause actual results to differ materially from those matters expressed in or implied by forward-looking statements, including but not limited to unfavorable publicity or consumer perception of the Company's products; costs of compliance and any failure on management's part to comply with new and existing governmental regulations governing our products; limitations of or disruptions in the manufacturing system or losses of manufacturing certifications; disruptions in the distribution network; or failure to successfully execute the Company's growth strategy, including any inability to expand franchise operations or attract new franchisees, any inability to expand company-owned retail operations, any inability to grow the international footprint, any inability to expand the e-commerce businesses, or any inability to successfully integrate businesses that are acquired. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Actual results could differ materially from those described or implied by such forward-looking statements. For a listing of factors that may materially affect such forward-looking statements, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

GNC cannot provide any assurances about the timing, terms or interest rate associated with the Transactions , or that any agreement will ultimately be reached. This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information About the Equity Investment and Where to Find It
As previously disclosed in the Company’s Current Report on Form 8-K filed on February 13, 2018, the Company entered into a Securities Purchase Agreement by and between the Company and Harbin Pharmaceutical Group Holdings Co., Ltd. (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor, and the Investor agreed to purchase from the Company shares of a newly created series of convertible perpetual preferred stock of the Company, designated as “Series A Convertible Preferred Stock”. This communication is being made in respect of the proposed transaction involving the Company and the Investor. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed issuance of Convertible Preferred Stock to the Investor. The Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed equity issuance. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed equity issuance and related matters. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE INVESTOR AND THE PROPOSED ISSUANCE OF CONVERTIBLE PREFERRED STOCK. Investors may obtain a free copy of these materials (when they are available) and other documents filed by GNC with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.gnc.com or by sending a written request to the Company at GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Secretary.
Participants in Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed issuance of convertible preferred shares. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed issuance of convertible preferred shares will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed issuance of convertible preferred shares will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed issuance of convertible preferred shares.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description
99.1	The First Amendment

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2018                        GNC HOLDINGS, INC.

By:    /s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	The First Amendment